Exhibit 99.1

                                CERTIFICATION OF
                                QUARTERLY REPORT
                                  ON FORM 10-Q

Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of Omnicom Group, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Omnicom certifies, that, to such officer's knowledge:

      o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of operations of Omnicom as of the dates and for the periods expressed in the Report.

Executed as of November 14, 2002.

                                        /s/ John D. Wren
                                        --------------------------------------
                                        Name:  John D. Wren
                                        Title: Chief Executive Officer and
                                               President

                                        /s/ Randall J. Weisenburger
                                        --------------------------------------
                                        Name:  Randall J. Weisenburger
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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